UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2016

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Albert Quay

Cork, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed by Johnson Controls International plc (the “Company”), on September 6, 2016 (the “Initial Filing”) to include, among other things, the financial statements referred to in Item 9.01(a) and the pro forma financial information referred to in Item 9.01(b) relating to the combination of Johnson Controls, Inc. (“JCI Inc.”) and Tyco International plc (before the merger (as defined below), “Tyco”).

On September 2, 2016, pursuant to the Agreement and Plan of Merger, dated as of January 24, 2016, as amended by Amendment No. 1, dated as of July 1, 2016, by and among JCI Inc., Tyco and certain other parties named therein, including Jagara Merger Sub LLC, an indirect wholly owned subsidiary of Tyco (“merger sub”), merger sub merged with and into JCI Inc., with JCI Inc. surviving the merger as a wholly owned, indirect subsidiary of Tyco (the “merger”).  Following the merger, Tyco changed its name to “Johnson Controls International plc” and is referred to in this Current Report on Form 8-K as the “Company.”  The merger has been accounted for as a reverse acquisition with JCI Inc. considered to be acquiring Tyco in the merger for accounting purposes.

Pursuant to the requirement of Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial Filing to include historical financial information of Tyco and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

(i) The historical audited consolidated balance sheets of Tyco as of September 25, 2015 and September 26, 2014 and the related audited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the fiscal years ended September 25, 2015, September 26, 2014 and September 27, 2013, together with the notes thereto and the auditors’ report thereon, are included on pages 66 through 131 of Tyco’s Annual Report on Form 10-K for Tyco’s fiscal year ended September 25, 2015, filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2015, portions of which were recast in Tyco’s Current Report on Form 8-K filed with the SEC on March 11, 2016, filed as Exhibit 99.1 hereto and incorporated in this Item 9.01 by reference.

(ii) The historical unaudited consolidated balance sheets of Tyco as of June 24, 2016 and June 26, 2015 and the related unaudited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for the periods ended June 24, 2016 and June 25, 2015, together with the notes thereto, are included on pages 3 through 49 of Tyco’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016, filed with the SEC on July 29, 2016, filed as Exhibit 99.2 and incorporated in this Item 9.01 by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma combined statement of financial position of the Company as of June 30, 2016 and the unaudited pro forma combined statement of income of the Company for the fiscal year ended September 30, 2015 and the nine months ended June 30, 2016 each as giving effect to the merger are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1

Audited consolidated balance sheets of Tyco International plc as of September 25, 2015 and September 26, 2014 and the related audited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the fiscal years ended September 25, 2015, September 26, 2014 and September 27, 2013, together with the notes thereto and the auditors’ report thereon (incorporated herein by reference from pages 66 through 131 of Tyco International plc’s Annual Report on Form 10-K for Tyco International plc’s fiscal year ended September 25, 2015, filed with the SEC on November 13, 2015 (as recast in part in Tyco International plc’s Current Report on Form 8-K filed with the SEC on March 11, 2016))

99.2

Unaudited consolidated balance sheets of Tyco International plc as of June 24, 2016 and June 26, 2015 and the related unaudited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for the periods ended June 24, 2016 and June 25, 2015, together with the notes thereto (incorporated herein by reference from pages 3 through 49 of Tyco International plc’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016, filed with the SEC on July 29, 2016)

99.3

Unaudited pro forma combined statement of financial position of the Johnson Controls International plc as of June 30, 2016 and unaudited pro forma combined statement of income of the Johnson Controls International plc for the fiscal year ended September 30, 2015 and the nine months ended June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: October 3, 2016	By:	/s/ Suzanne M. Vincent
	Name:	Suzanne M. Vincent
	Title:	Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1

Audited consolidated balance sheets of Tyco International plc as of September 25, 2015 and September 26, 2014 and the related audited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the fiscal years ended September 25, 2015, September 26, 2014 and September 27, 2013, together with the notes thereto and the auditors’ report thereon (incorporated herein by reference from pages 66 through 131 of Tyco International plc’s Annual Report on Form 10-K for Tyco International plc’s fiscal year ended September 25, 2015, filed with the SEC on November 13, 2015 (as recast in part in Tyco International plc’s Current Report on Form 8-K filed with the SEC on March 11, 2016))

99.2

Unaudited consolidated balance sheets of Tyco International plc as of June 24, 2016 and June 26, 2015 and the related unaudited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for the periods ended June 24, 2016 and June 25, 2015, together with the notes thereto (incorporated herein by reference from pages 3 through 49 of Tyco International plc’s Quarterly Report on Form 10-Q for the quarter ended June 26, 2016, filed with the SEC on July 29, 2016)

99.3

Unaudited pro forma combined statement of financial position of the Johnson Controls International plc as of June 30, 2016 and unaudited pro forma combined statement of income of the Johnson Controls International plc for the fiscal year ended September 30, 2015 and the nine months ended June 30, 2016